james alpha YORKVILLE MLP PORTfolio

A series of THE SARATOGA ADVANTAGE TRUST

CLASS I SHARES	(Ticker: JMLPX)
CLASS A SHARES	(Ticker: JAMLX)
CLASS C SHARES	(Ticker: MLPCX)

Supplement dated December 11, 2015 to the Statement of Additional Information

dated March 31, 2015

Effective as of the date of this Supplement, the James Alpha Yorkville MLP Portfolio has revised its sales charge waiver policy to include the following:

Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your intermediary. Please consult your financial adviser for further information.

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This Supplement and the existing Statement of Additional Information dated March 31, 2015 provides relevant information for all shareholders and should be retained for future reference. The Statement of Additional Information has been filed with the Securities and Exchange Commission, is incorporated by reference, and can be obtained without charge by calling 1-800-807-FUND (1-800-807-3863).